Exhibit 99.1

2007 Analyst Day

Forward Looking Statements

Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; uncertainties arising from global events; consumer confidence; effectiveness of our advertising and promotional efforts; our ability to secure suitable retail locations; our ability to attract and retain qualified sales professionals and other key employees; our ability to successfully expand distribution through independent retailers; consumer acceptance of our products, product quality, innovation and brand image; our ability to continue to expand and improve our product line; industry competition; warranty expenses; risks of potential litigation; our dependence on significant suppliers, and the vulnerability of any suppliers to commodity shortages, inflationary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs; the capability of our information systems to meet our business requirements and our ability to upgrade our systems on a cost-effective basis without disruptions to our business; and increasing government regulations, including new flammability standards for the bedding industry and our ability to successfully implement systems and manufacturing process changes to ensure compliance with these requirements. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements that may be in today’s presentation.

Mark Kimball

Senior Vice President,

General Counsel

2007 Analyst Day– Agenda

             12:00-12:25 p.m.                    Jim Raabe – Business Overview

             12:30-12:55 p.m.                    Shelly Ibach – Retail Excellence

             1:00-1:25 p.m.                              Kathy Roedel – Funding Growth

             1:30-1:55 p.m.                              Bill McLaughlin – Taking Control

             2:00-2:30 p.m.                              Q&A

             3:00-5:30 p.m.                              Store Tour – Paradise Valley Mall

             7:00-9:00 p.m.                              Management Reception     –  WeKoPa Clubhouse

Time

Presenter / Topic

Jim Raabe

Senior Vice President,

Chief Financial Officer

Direct Marketing Sales (1989)
1st Retail Store (1992)
100th Store (1996)
250th Store (1998)
eCommerce (1999)
QVC (2000)
Sleep Number® (2001)
Retail Partners (2002)
Home Delivery (2003)
9000 Model / Radisson (2004)
Canada (2005)
400th Store (2006)
Net Sales ($billions)

20 Years of Growth
   and Innovation

2006

1987

0.3

0.6

$0.9

Significant Untapped Opportunity

Source:     International Sleep Products Association (ISPA),
               2006 Annual Report; Furniture Today

$750

$900

$1,050

$1,200

2006

2004

$ales CAGR

5-year            8.1%

10-year         7.3%

20-year         6.5%

U.S. Retail Market

Other
Specialty

  16%

Total  $7.8B

2002

2005

SCSS  4%

Total  $11.7B

SCSS  6%

Other
Specialty

  20%

2-Year CAGR – 20.4%

Long-Term Growth Potential
15%+ Sales, 20%+ Profit

Net sales ($billions)

$

Operating Profit Margin (%)

15%

0

7.5%

Leverage

Awareness

Distribution

Innovation

People &
Systems

Expand

Focused Strategy

15
55
25
30
70
45
80
60
35
75
20
50
sleep number
by SELECT COMFORT

2006

Direct - 9%

eCommerce - 6%

Other - 9%

Retail
76%

Transforming Retail

Increasing Distribution

2002

FY07

250

375

500

Delivering Customer Loyalty

& Competitive Advantage

Complex product – history, scale

JIT supply chain – quality, cash

Integrated, company-owned service

Direct to consumer

Cost, Quality, Service – Difficult to Replicate

Manufacturing

Sourcing

Product Design

Logistics

Home Delivery

Customer Service

Product - Early Stages of New Innovation

Shelly Ibach

Senior Vice President

U.S. Retail

Marketing Evolution

Retail Progression

Market Development

Marketing Evolution

MAKE YOUR BED WITH THE SAME INNOVATIVE MATERIAL THAT MAKES YOUR MATTRESS.
UNTIL 2009
NO INTEREST, NO MONTHLY PAYMENTS
ENDS 8/25/07
sleep number
RECEIVE
$100 TOWARDS
ENDS 8/25/07
Try our new beds only available at our 450 SELECT COMFORT stores
The Promenade Bolingbrook
Orland Square
Chicago Ridge
Yorktown Shopping Center
Old Orchard
Golf Mill Shopping Center
Lincolnwood Town Center
Northbrook Court
Woodfield Mall
Southlake Mall
Gurnee Mills
Fox Valley Center
Algonquin Commons
Stratford Square Mall
Deer Park Town Center
Hawthorn Shopping Center
Geneva Commons
Spring Hill Mall
sleepnumber.com
1-800 SLEEP NUMBER
THE BIGGEST INNOVATION IN BEDS SINCE
THE INNOVATION OF THE BED
RECEIVE $100
sleep number

Local Sunday Insert- Front / Back Cover

August Marketing Campaign

In our constant pursuit to help you discover the joy of sleep, we have developed our Multi-Layer Comfort System:
exclusive materials offer a temperature-balanced surface and more comfort. It's just one of several innovations in our new models that, when coupled with our SLEEP NUMBER® adjustable firmness, gives you more deep, restorative sleep. Find our latest innovations only at a SELECT COMFORT® store.
Sleep Number® 9000 bed model shown.
QUEEN SETS STARTING UNDER $1000
Sleep Number® 3000 Bed
First choice in personalized comfort.
Sleep Number® 4000 Bed
Affordable luxury,
Our most popular model,
Sleep Number® 7000 Bed
Traditional elegance
Sleep Number® 9000 Bed
The ultimate in personalization and comfort.
sleep number
by SELECT COMFORT

August Marketing Campaign

Local Sunday Insert- Inside spread

THE BIGGEST INNOVATION IN BEDS SINCE
THE INNOVATION OF THE BED
In our constant pursuit to help you discover the joy of sleep, we have developed our Multi-Layer Comfort System across all five bed models:
Our entire line has been enhanced with materials that offer a more temperature-balanced surface and more comfort. It's just one of several innovations in our new models that, when coupled with our SLEEP NUMBER® adjustable firmness, gives you more deep, restorative sleep. To learn more about all our latest innovations, visit one of our SELECT COMFORT® stores.
Visit one of our 450 Select Comfort® stores to try our new exclusive bed collection
QUEEN SETS STARTING UNDER $1000
UNTIL 2009
NO INTEREST, NO MONTHLY PAYMENTS
ENDS 8/25/07
RECEIVE
$100 TOWARDS
ENDS 8/25/07
sleep number
1-800 SLEEP NUMBER

August Marketing Campaign

National Newspaper

THE BIGGEST INNOVATION IN BEDS SINCE
THE INNOVATION OF THE BED

Introducing The New Line Of Sleep Number® Beds...

Available Only At Select Comfort®

sleep number
by SELECT COMFORT

August Marketing Campaign

Direct Mail

TRY OUR NEW ACCESSORIES, MADE WITH INNOVATIVE TEMPERATURE BALANCING COMFORT MATERIALS

In Balance™ mattress pad with Outlast® temperature balancing material
Designed to reduce temperature swings that can cause restless nights. Helps you sleep more comfortably each and every night. 300-thread-count 100% Egyptian cotton top; 100% cotton bottom. Hypoallergenic. Fits mattresses up to 22 inches.

In Balance™ pillow protector with Outlast® temperature balancing material
Sleep better every night with this unique pillow protector that's designed to balance the temperature swings that can cause restless nights. Ultra-soft 100% cotton, 300-thread-count fabric. Hypoallergenic.

Intralux® comfort pillow
Intralux® comfort material responds quickly for consistent, resilient support. Exclusive GridZone® technology relieves pressure and perforations allow for free airflow. Hypoallergenic.

SAVE 15%

Hurry, owners-only offer ends 9/29/07!

*Outlast® is a trademark of Outlast Technologies, Inc.

Call 1-800-422-4204 • Stop by a Select Comfort® store
Visit sleepnumber.com/owners

THE LATEST IN COMFORT TECHNOLOGY
THE NEW SLEEP NUMBER® MULTILAYER COMFORT SYSTEM
NEW! ADVANCED COMFORT LAYERS
sleep number.
by SELECT COMFORT

August Marketing Campaign

Bed Owners

THE BIGGEST INNOVATION IN BEDS SINCE
THE INNOVATION OF THE BED

NOT TOO HOT,
NOT TOO COLD.
DISCOVER OUTLAST® TEMPERATURE BALANCING MATERIAL.

Feel the temperature difference.
sleep number

INTRODUCING
AFFORDABLE LUXURY
FEATURING INTRALUX® COMFORT MATERIAL

INTRODUCING
THE MOST POPULAR
WITH EXCLUSIVE MATERIALS FOR SUPERIOR AIR CIRCULATION AND COMFORT

INTRODUCING
THE ULTIMATE
WITH A PERSONAL COMFORT LAYERING SYSTEM AND OUTLAST® TEMPERATURE BALANCING TECHNOLOGY

In-Store Marketing

August Marketing Campaign

comfortclub.
sleep news
an update for SLEEP NUMBER® bed owners
You Can Cure Tired™!
70
45
15% Savings inside
Sleep tips to help make every night your most restful
Page 3
New sheets offer amazing comfort and convenience
Page 6
How much sleep do you need?
Page 11
sleep number.
sleep news | volume 6 | Spring 2007

Bonus Offer $50 Gift Card
The Bed Loved by Sore Achy Backs
35

Study Results, Leading Sleep Experts, Consumer Advocates, And Over 5 Million Satisfied Customers Agree ...
The Sleep Number® Bed Lets You Take Control of Your Sleep℠
30
55
30-NIGHT TRIAL RESERVED FOR:
FOUNDATION SALE! Save Up To $300 On Bed Sets
Sale Ends April 28, 2007

April Marketing Campaign

Magazine

Direct Mail

Bed Owner Newsletter

YOU CAN
CURE
TIRED
FIND YOUR SLEEP NUMBER® TODAY

select comfort.
CREATOR OF THE SLEEP NUMBER BED
TAKE A HOLIDAY FROM TIRED

35

In-Store Marketing

April Marketing Campaign

Retail Progression

sleep number
by SELECT COMFORT
15
55
25
30
70
45
sleep number
by SELECT COMFORT
60
80
35
75
20
50

In-Store Experience

Favorable Retail Store Model

New Store Economics

First-year sales:                                 >$1,000K

Capital investment:                                 $280K

Four-wall cash flow:                              $250K

Payback:                                       Approx. 1 year

$700

$900

$1,100

$1,300

$1,500

$1,700

Average sales per store ($000)

Existing Stores

Expect to open 40 – 50 new stores in 2008

2002

2007E

         Program

         Design &

      Testing

       Store Roles

      (SM & SP)

           Market

           Manager

          Role

          Regional

          Director

           Role

   Q3 ’06            Q3 '07

Q3 and Beyond

Timeline:

Key Changes:

Expected Benefits:

Retail Progression – People

Retail Organization:

Optimize In-Store Experience

Improve Selling Process

Maximize Sales Results

Attract Talent

Improve Retention

Store Manager (SM):

Select, Train and Lead Sales Teams

Increase Decision-Making

Accountable for Store Results

Sales Professional (SP):

Customer Experience Focused

Enhanced Training

Certified Selling Skills

Combining the best of both approaches; in place for our Q3 and Q4 sales planning process.

Retail Progression – Planning Process

Market Development

Map Layers
Average Household Income (20

Map Layers
Block Group
Trade Areas
SC Sites
Competitor
Average Household Income (20
0 to 49,999
50,000 to 74,999
75,000 to 99,999
100,000 to 750,000
0
10
20
30
Miles

Dallas

Orlando

                                                                                                                 Dallas                                      Orlando

Media Cost                                                                                             2X                                                                1X

Share of Voice

2%

2%

Competition (doors)

68

25

Demographic Makeup

      Age 50+

33%

45%

      Ethnic Mix

31%

21%

      Avg Household Income

$77K

$64K

Untapped Potential

8X

X

Focused Approach - Example

Taking Control

Kathy Roedel

Senior Vice President,
Global Operations

Delivering Customer Loyalty

& Competitive Advantage

Advantaged Business Model

Complex Product – History, Scale

JIT Supply Chain – Quality, Cost, Cash

Integrated, Company-Owned Service

People & Culture

Complex, Differentiated Product

Air Control System

User Interface – Controls

Service 7 Days/Week

20 Year Durability

Modularity

More than a bed…a “sleep system”

Just In Time – Flexibility & Cash

Select Comfort

Manufacturing

Customer’s

Home

Suppliers

Build to Order

Ship < 48 hours

No warehouse

    …no inventory

Short supply lines

Hrs –> Days Mat’l

Customer sees

    “out of box” quality

Care Specialists…Bed Owners

All Channels, 7 Days/Week

Metrics & Incentives

Trained Company Techs

White Glove Service

Seals the Deal

Company-Owned Services

Winning Team & Culture

Passion for customers
and results

100% bonus participation

Innovation mindset

Community commitment

Proud of accomplishments

Bullish on our future!

Competitiveness Engine

Service – ‘Wow’ Every Customer

Quality – Zero Defect Culture

Our Mission…Transforming
Competitive Advantage

50-100 bps

Every Year

All New

Delivery Network

Six Sigma

Journey

Competitiveness Engine

Service – ‘Wow’ Every Customer

Quality – Zero Defect Culture

Our Mission…Transforming
Competitive Advantage

50-100 bps

Every Year

All New

Delivery Network

Six Sigma

Journey

Fueling Growth with Efficiency

Offset 210 bps Pressure

    - Economics

            - Regulatory

2Q07 up 80 bps Y / Y

            - Strategic Sourcing

            - Logistics

             - Quality / Warranty

            - FR Roll-out Timing

61.2%

62.0%

60.9%

62.0%

60.4%

60.1%

1Q06

2Q06

3Q06

4Q06

1Q07

2Q07

Gross Margin

Sourcing / Value Engineering

Material Cost / Unit

Dual / Alternate Sources

Value Engineering

50% Fewer SKUs

Business Continuity / Terms

Indirects Sourcing

100

95

89

2005

2006

2007

Est.

2005 Index

Driving 160 bps Full Year Impact

Translating to Indirects

20%

30%

40%

50%

60%

10%

Office

Supplies

Travel

Print

Prof.

Svcs.

All

Indirects

Sourcing Process
Discipline

Usage Management

Leveraging Scale

Innovative Payment
Processes

Significant Savings Beginning
in 2007…Bigger Savings in ‘08

Annual Savings

Info

Systems

Competitiveness Engine

Service – ‘Wow’ Every Customer

Quality – Zero Defect Culture

Our Mission…Transforming
Competitive Advantage

50-100 bps

Every Year

All New

Delivery Network

Six Sigma

Journey

Irmo SC

Salt Lake City UT

Minneapolis

2 Manufacturing Locations + HQ (Partner Fulfillment)

A Look Back at our Logistics

Foundations

    Fabric

   Foam

     Foam

    Foam

     Foundations

Foundations

   Foam

Foundations

Foundations

Foundations

Global & Local Suppliers

Home Delivery thru >100 Cross Docks

All New ‘Hub & Spoke’ in 2007

Salt Lake City UT

Irmo, SC

Minneapolis

13 UPS Hubs + 90 Spokes

11 Done…on Track for 13 in 2007

All New Delivery Capability
…a ‘Hub & Spoke’ Network

Phase 2: 2008

Regional Inventory

Speed to customers
…”Next Day” on top 15

High velocity inventory

Returns sort centers

Plant capacity

Phase 1: 2007

Build the Network

Freight savings –
full truck loads

Reduced in-transit
losses…<1%

>99% inventory
accuracy

Competitiveness Engine

Service – ‘Wow’ Every Customer

Quality – Zero Defect Culture

Our Mission…Transforming
Competitive Advantage

50-100 bps

Every Year

All New

Delivery Network

Six Sigma

Journey

Six Sigma – A Definition

A methodology for using tools to reduce
variation and defects to deliver products
and services that meet customer
expectations

1

2

3

4

5

DEFINE

MEASURE

ANALYZE

IMPROVE

CONTROL

What Customer
expectations are we
not meeting?

What is the
frequency of the
defects?

Why, when, and
where do defects
occur?

How can we fix the
process/product?

How can we make
sure the
process/product
stays fixed?

Six Sigma Phases

Customers feel the impact of a
Six Sigma journey…

1,000,000

100,000

10,000

1,000

100

10

1

0.1

1

2

3

4

5

6

7

Sigma level

Defects Per
Million

IRS Tax
Advice

Bogie

Golf

Burglary Case
Closure

Baggage
Handling

Tech Center

Wait Time

Flight Delays

Airline
Fatality

Defect Rate

69%

31%

7%

0.6%

0.02%

0.0003%

Dramatic increase in
Customer Satisfaction

at Four Sigma

Most

Industries

0%

10%

20%

30%

40%

50%

2

3

4

5

6

Sigma Level

Near
Term
Goal

Shareholders feel it too…

Targeting a Better Customer
Experience

Select Comfort
Customer Loyalty
Drivers

49%

18%

7%

24%

2%

Customer
Service

Product
Quality & Bed
Benefits

Information
Source

Trial
Experience

Purchase
Experience

1st Year Warranty Claim Rates

2007 Game Plan

Measure/Analyze

Improve/Control

Q2

Q3

Q4

Q1

Q2

Q3

Q4

(60%)

Defects

------2006-------

------2007-------

Improving Product Quality

Product claims  40% YTD

Not just for Manufacturing

Returns & Exchanges

Order Cycle Time

Marketing Efficiency

Delivering a better experience
and Cost Savings

Relentless cost attack …leveraging scale and innovation

Transforming Service …an all-new delivery capability

Incomparable quality … customer centric, every time

Transforming Competitive
Advantage

Bill McLaughlin

President & Chief Executive Officer

Innovation

Brand

Summary

Agenda

Product Innovation

Distinct Competitive Advantages

Investing

2007 Impact

FR

Cost & Quality

Early Innovation

Innovation Going Forward

Innovation

Accelerating Innovation

% of Net Sales

R&D Spending ($M)

People

Research

Tools & Equipment

0

3

6

9

2002

2004

2006

2007E

2008E

0.0%

0.3%

0.6%

0.9%

R&D Allocation

2002

2004

2006

2007

2008

New Product Innovation

Incremental Improvements

Cost & Quality

Regulatory

Innovation Process

      Concept

Guiding Principles:

Consumer-Driven Insights

Science Based

Proprietary and Advantages

Feasibility

Commercialization

Launch

Improve

Example:  2007 Line Upgrade

Consumer

Operations

Technical

Temperature & Breathability

Latex-Like Comfort

Coordinated Design

Fabrics

Comfort Layers

Component Testing

Simplification

FR-Compliant

Process Engineering

Concept:

WOW Customers, Owners and
Sales Team

Accessories

Enhanced Comfort Materials

Improved Functionality

Better Overall Design

2007 Innovation / Proprietary Highlights

Converted all product
to new FR standards

Introduced new 7000
and 9000 models

Introduce new 3000,
4000 and 5000 models

Introduce new
accessories

End of Summer Event

Labor Day Event

June

July

August

September

Distinct Competitive Advantages

Investing

2007 Impact

FR

Cost & Quality

Early Innovation

Innovation Going Forward

Innovation

15 20 25 30 35 40
50
45 50 55 60 65
35
Everybody has a Sleep Number.
What's yours?

Find Your Sleep Number

0

20

40

60

80

100

Jan-01

Jan-02

Jan-03

Jan-04

Jan-05

Jan-06

Mar-07

Sealy

Serta

Simmons

SCSS

TPX

Building Strength in our Brand

Awareness Correlates with Growth

50

60

70

80

90

100

0%

5%

10%

15%

20%

Market Share (%)

THE BIGGEST INNOVATION IN BEDS SINCE
THE INNOVATION OF THE BED

Introducing The New Line Of Sleep Number® Beds...

Available Only At Select Comfort®

sleep number
by SELECT COMFORT

Sleep Number Integration

Plan Going Forward

Integrate Around Proven Core

Original Sleep Number® campaign nationally

Fitch store design / research

New retail activation, owners, etc.

Develop New Creative – Address Learning

Sleep Number® evolution (not revolution)

Advance past “what” to “why” and “where”

One integrated look

Optimizer target for media plan

Long-Term Opportunity Stronger than Ever

Proven Strategies, Proven Team

Bold Actions Taken – and Continuing

Summary – Building on Strengths

Leverage

Awareness

Distribution

Innovation

People &
Systems

Proven Strategies

Expand

Global Opportunity

2006 Sales Mix

Sealy

Tempur-Pedic

Domestic

Int’l

Domestic

Int’l

SCSS

Domestic

Annual Net Sales Growth Rates

Source:  International Sleep Products Association (ISPA), 2006 Annual Report

-10%

0%

10%

20%

30%

40%

2000

2001

2002

2003

2004

2005

2006

SCSS

ISPA

Building on Strengths

0.0

1.0

2.0

2002

2007E

2008E

2013E

Net sales ($billions)

$

$1.0B

$2.0B

2007 Analyst Day